                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934

Date of Report: August 27, 1998

                    Source One Mortgage Services Corporation
             (Exact name of registrant as specified in its charter)


         Delaware                        1-12898                  38-2011419
         --------                        -------                  ----------
(State or other jurisdiction     (Commission File Number)     (I.R.S. Employer
     of incorporation)                                       Identification No.)


27555 Farmington Road
Farmington Hills, Michigan                                       48334-3357
--------------------------                                       ----------
(Address of principal                                            (zip code)
   executive offices)


Registrant's telephone number, including area code: (248) 488-7000


Total Pages:  7

Item 5. Other Events

        None applicable.



Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

        See attached Distribution Reports as of August 25, 1998 for Series 1987-2. Distribution Reports as of September 1, 1998 for Series 1988-1 and 1988-2 and Distribution Reports as of August 20, 1998 for Series 1990-1.




                                  Signature


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                SOURCE ONE MORTGAGE SERVICES CORPORATION
                                               (Registrant)



Date: August 27, 1998           By:     Larry N. Ciofu
                                   ----------------------------------
                                        Larry N. Ciofu
                                        Vice President

                        FIREMAN'S FUND MORTGAGE CORPORATION
                  AGENCY MBS MULTI-CLASS PASS-THROUGH CERTIFICATES
                                  SERIES 1987-2

                   Distribution Date Statement for    25-Aug-98

         COUPON     Principal      Number of    Interest        Interest
 Class   RATE      Outstanding    Certificates   Accrued         Payable
 -----   ----      -----------    ------------   -------         -------
 2-A    0.0000%            $0.00      45,100          $0.00            $0.00

 2-B    7.0000%            $0.00      18,000          $0.00            $0.00

 2-C    7.0000%            $0.00      19,700          $0.00            $0.00

 2-D    9.5500%            $0.00         124          $0.00            $0.00

 2-E    9.9500%    $9,088,421.67       5,200     $75,358.16       $75,358.16
                   -------------      ------     ----------       ----------
                   $9,088,421.67      88,124     $75,358.16       $75,358.16


        Agency MBS Collections :
                Interest                                          $75,901.77
                Principal                                        $413,038.59
        Investment Income                                            $518.33

                                                             ---------------
        TOTAL AVAILABLE                                          $489,458.69

        Due   to Certificateholders                              $488,396.75

                                                             ---------------
        Available for Expenses and Residual Payments               $1,061.94

        Expenses Payable                                            ($252.44)

                                                             ---------------
        Net Balance                                                  $809.50
                                                             ===============


        Due to Residual Holders                                      $809.50

        Amount Payable Per Individual
        Residual Certificate (5% Denomination):                     $40.4750



                          FIREMAN'S FUND MORTGAGE CORPORATION
                    AGENCY MBS MULTI-CLASS PASS-THROUGH CERTIFICATES
                                     SERIES 1987-2

                        Distribution Date Statement for    25-Aug-98
         Interest                       Principal          Principal         Per $1,000
         Payable Per   Principal       Payable Per       Balance After       CTF After
 Class   $1,000 CTF     Payable         $1,000 CTF            25-Aug-98           25-Aug-98
 -----   ----------     -------         ----------       --------------      --------------
 2-A      $0.000000      $0.000000         $0.000000              $0.00           $0.000000

 2-B      $0.000000      $0.000000         $0.000000              $0.00           $0.000000

 2-C      $0.000000      $0.000000         $0.000000              $0.00           $0.000000

 2-D      $0.000000      $0.000000          -                     $0.00           $0.000000

 2-E     $14.491954    $413,038.59        $79.430498      $8,675,383.08       $1,668.342900
                       -----------                        -------------
                       $413,038.59                        $8,675,383.08

        Ending Aggregate Agency MBS Balance:              $8,695,174.17


        Accrual Distribution Amount:                              $0.00
        Aggregate Cash Flow Value Decline:                  $413,038.59





                                                        THE FIRST NATIONAL BANK OF CHICAGO,
                                                        as Trustee
                                                        Corporate Trust Division
                                                        Suite 0126
                                                        One First National Plaza
                                                        Chicago, Illinois  60670
                                                        (312)407-4660

        ** THIS IS A REDEMPTION PAYMENT TO SPECIFIC HOLDERS ELECTING A PUT OPTION.




                      FIREMAN'S FUND MORTGAGE CORPORATION
               AGENCY MBS MULTI-CLASS PASS-THROUGH CERTIFICATES
                                 SERIES 1988-1

                Distribution Date Statement for        1-Sep-98



         COUPON      Principal       Number of     Interest        Interest
 Class    RATE      Outstanding     Certificates    Accrued         Payable
 -----    ----      -----------     ------------    -------         -------
  A      0.0000%            $0.00       38,510           $0.00            $0.00

  B      8.0000%            $0.00       51,050           $0.00            $0.00

  Z      9.9000%    $8,873,833.08       10,440      $73,209.12       $73,209.12
                    -------------      -------      ----------       ----------
                    $8,873,833.08      100,000      $73,209.12       $73,209.12



        Agency MBS Collections :
                 Interest                                            $73,950.84
                 Principal                                          $322,853.09
        Investment Income                                             $1,025.97
                                                                   ------------
        TOTAL AVAILABLE                                             $397,829.90

        Due to Certificateholders                                  ($396,062.21)
                                                                   ------------
        Available for Expenses and Residual Payments                  $1,767.69

        Expenses Payable                                               ($242.46)

                                                                   ------------
        Net Balance                                                   $1,525.23
                                                                   ============


        Due to Residual Holders                                       $1,525.23

        Amount Payable Per Individual
        Residual Certificate (5% Denomination):                        $76.2615




                             FIREMAN'S FUND MORTGAGE CORPORATION
                       AGENCY MBS MULTI-CLASS PASS-THROUGH CERTIFICATES
                                          SERIES 1988-1

                       Distribution Date Statement for        1-Sep-98

                                                                            Principal Balance
           Interest                       Principal       Principal            Per $1,000
          Payable Per    Principal       Payable Per   Balance After            CTF After
 Class    $1,000 CTF     Payable*        $1,000 CTF          1-Sep-98           1-Sep-98
 -----    ----------     --------        ----------          --------           --------
  A        $0.000000           $0.00      $0.000000             $0.00          $0.000000

  B        $0.000000           $0.00      $0.000000             $0.00          $0.000000

  Z        $7.012368     $322,853.09     $30.924625     $8,550,979.99        $819.059386
                         -----------                    -------------
                         $322,853.09                    $8,550,979.99


         Ending Aggregate Agency MBS Balance:           $8,551,247.52


                       Accrual Distribution Amount:                                $0.00
                       Aggregate Cash Flow Value Decline:                    $322,853.09
                                                                             -----------
                       *Aggregate Amount of Principal Distributable:         $322,853.09







                                                      THE FIRST NATIONAL BANK OF CHICAGO,
                                                      as Trustee
                                                      Corporate Trust Division
                                                      Suite 0126
                                                      One First National Plaza
                                                      Chicago, Illinois  60670
                                                      (312)407-4660





                     FIREMAN'S FUND MORTGAGE CORPORATION
                AGENCY MBS MULTI-CLASS PASS-THROUGH CERTIFICATES
                                  SERIES 1988-2
                    Distribution Date Statement for 1-Sep-98




         COUPON      Principal       Number of     Interest        Interest
 Class    RATE      Outstanding     Certificates    Accrued         Payable
 -----    ----      -----------     ------------    -------         -------
 2-A     0.0000%            $0.00       39,750           $0.00            $0.00

 2-B     7.0000%            $0.00       24,540           $0.00            $0.00

 2-C     7.0000%            $0.00       10,930           $0.00            $0.00

 2-D     7.0000%            $0.00       14,580           $0.00            $0.00

 2-Z     9.4000%   $11,595,307.02       10,200      $90,829.90       $90,829.90
                   --------------      -------      ----------       ----------
                   $11,595,307.02      100,000      $90,829.90       $90,829.90



        Agency MBS Collections :
                 Interest                                            $91,796.32
                 Principal                                          $486,587.87
        Investment Income                                               $361.40
                                                                   ------------
        TOTAL AVAILABLE                                             $578,745.59

        Due to Certificateholders                                  ($577,417.77)
                                                                   -------------
        Available for Expenses and Residual Payments                  $1,327.82

        Expenses Payable                                               ($288.81)

        Net Balance                                                   $1,039.01
                                                                   ============


        Due to Residual Holders                                       $1,039.01

        Amount Payable Per Individual
        Residual Certificate (5% Denomination):                        $51.9505





                     FIREMAN'S FUND MORTGAGE CORPORATION
                AGENCY MBS MULTI-CLASS PASS-THROUGH CERTIFICATES
                                  SERIES 1988-2
                    Distribution Date Statement for 1-Sep-98




                                                                          Principal Balance
          Interest                        Principal       Principal       Per $1,000
          Payable Per    Principal        Payable Per   Balance After     CTF After
 Class    $1,000 CTF      Payable*        $1,000 CTF          1-Sep-98           1-Sep-98
 -----    ----------      --------        ----------          --------           --------
 2-A       $0.000000            $0.00      $0.000000             $0.00          $0.000000

 2-B       $0.000000            $0.00      $0.000000             $0.00          $0.000000

 2-C       $0.000000            $0.00      $0.000000             $0.00          $0.000000

 2-D       $0.000000            $0.00      $0.000000             $0.00          $0.000000

 2-Z       $8.904892      $486,587.87     $47.704693    $11,108,719.15      $1,089.090113
                          -----------                   --------------
                          $486,587.87                   $11,108,719.15


         Ending Aggregate Agency MBS Balance:           $11,108,733.90


                       Accrual Distribution Amount:                                 $0.00
                       Aggregate Cash Flow Value Decline:                     $486,587.87
                                                                              -----------
                       *Aggregate Amount of Principal Distributable:          $486,587.87

                       Principal Allocation:           Class 2-A:                 0.0000%
                                                       Class 2-D:                 0.0000%



                                                       THE FIRST NATIONAL BANK OF CHICAGO,
                                                       as Trustee
                                                       Corporate Trust Division
                                                       Suite 0126
                                                       One First National Plaza
                                                       Chicago, Illinois  60670
                                                       (312)407-4660




                      FIREMAN'S FUND MORTGAGE CORPORATION
               AGENCY MBS MULTI-CLASS PASS-THROUGH CERTIFICATES
                                 SERIES 1990-1

                  Distribution Date Statement for  20-Aug-98

                     UPPER TIER REMIC REGULAR CERTIFICATES

                                                                           Interest
        COUPON       Principal    Number of   Interest     Interest       Payable Per
Class    RATE       Outstanding   Cert.        Accrued      Payable       $1,000 CTF
-----    ----       -----------   -----        -------      -------       ----------
 1-A     8.5000%           $0.00     15,250       $0.00         $0.00         $0.000000

 1-B     9.0000%           $0.00     10,500       $0.00         $0.00         $0.000000

 1-C     9.0000%           $0.00      6,500       $0.00         $0.00         $0.000000

 1-D     9.0000%           $0.00     16,500       $0.00         $0.00         $0.000000

 1-E     9.0000%   $7,541,531.64     12,000  $56,561.49    $56,561.49         $4.713458

 1-F     0.0000%           $0.00     18,500       $0.00         $0.00         $0.000000

 1-G     0.0000%           $0.00     12,450       $0.00         $0.00         $0.000000

 1-H     0.0000%           $0.00      4,850       $0.00         $0.00         $0.000000

 1-I   259.5000%      $15,083.07        152   $3,261.71     $3,261.71        $21.458618
                   -------------     ------  ----------    ----------
                   $7,556,614.71     96,702  $59,823.20    $59,823.20


                      FIREMAN'S FUND MORTGAGE CORPORATION
               AGENCY MBS MULTI-CLASS PASS-THROUGH CERTIFICATES
                                 SERIES 1990-1

                  Distribution Date Statement for  20-Aug-98

                     UPPER TIER REMIC REGULAR CERTIFICATES


                                                      Principal Balance
                        Principal      Principal      Per $1,000
          Principal     Payable Per  Balance After    CTF After
Class     Payable*      $1,000 CTF        20-Aug-98       20-Aug-98
-----     --------      ----------        ---------       ---------
 1-A           $0.00    $0.000000             $0.00       $0.000000

 1-B           $0.00    $0.000000             $0.00       $0.000000

 1-C           $0.00    $0.000000             $0.00       $0.000000

 1-D           $0.00    $0.000000             $0.00       $0.000000

 1-E     $313,528.88    $26.127407    $7,228,002.76     $602.333563

 1-F           $0.00    $0.000000             $0.00       $0.000000

 1-G           $0.00    $0.000000             $0.00       $0.000000

 1-H           $0.00    $0.000000             $0.00       $0.000000

 1-I         $627.06    $4.125395        $14,456.01      $95.105329
         -----------                  -------------
         $314,155.94                  $7,242,458.77




                     UPPER TIER REMIC REGULAR CERTIFICATES


        COUPON       Principal    Number of   Interest     Interest       Payable Per     Principal
         RATE       Outstanding   Cert.        Accrued      Payable       $1,000 CTF      Payable*
         ----       -----------   -----        -------      -------       ----------      --------
 1-R     0.0000%           $0.00      3,298       $7.97         $7.97         $0.002417        $0.00

                                                    Principal Balance
                      Principal         Principal      Per $1,000
        COUPON        Payable Per     Balance After    CTF After
         RATE         $1,000 CTF        20-Aug-98       20-Aug-98
         ----         ----------        ---------       ---------
 1-R     0.0000%      $0.000000             $0.00       $0.000000


                      LOWER TIER REMIC REGULAR INTERESTS

                                                                           Principal
        COUPON       Principal    Number of   Interest     Principal     Balance After
Class    RATE       Outstanding   Certificates Accrued     Payable*        20-Aug-98
-----    ----       -----------   --------------------     --------        ---------
1-AS     9.5000%           $0.00     15,311       $0.00         $0.00             $0.00

1-BS     9.5000%           $0.00     10,521       $0.00         $0.00             $0.00

1-CS     9.5000%           $0.00      6,513       $0.00         $0.00             $0.00

1-DS     9.5000%           $0.00     16,533       $0.00         $0.00             $0.00

1-ES     9.5000%   $7,556,614.71     12,024  $74,674.61   $314,155.94     $7,242,458.77

1-FS     9.5000%           $0.00     30,950       $0.00         $0.00             $0.00

1-HS     9.5000%           $0.00      8,148       $0.00         $0.00             $0.00

                   -------------    -------  ----------   -----------     -------------
                   $7,556,614.71    100,000  $74,674.61   $314,155.94     $7,242,458.77


                       FIREMAN'S FUND MORTGAGE CORPORATION
                AGENCY MBS MULTI-CLASS PASS-THROUGH CERTIFICATES
                                  SERIES 1990-1
                 DISTRIBUTION DATE STATEMENT FOR August 20, 1998



      Agency MBS Collections :
              Interest                                        $59,831.17
              Principal                                      $314,155.94
      Investment Income                                          $116.46
                                                         ---------------
      Lower Tier REMIC Collection Account                    $374,103.57
                                                         ---------------
      Upper Tier REMIC Collection Account                    $374,103.57

      Aggregate Prin Payable to Holders of
      Upper Tier REMIC Regular Certificate                  ($314,155.94)

      Aggregate Interest Payable to Holders of
      Upper Tier REMIC Regular Certificates                  ($59,823.20)

      Expenses Payable                                             $0.00



      REMIC Taxes Payable                                          $0.00

      Interest Payable to Class 1-R Certificate                   ($7.97)



      Principal Payable to Class 1-R Certificate                   $0.00

      Due to Class 1-RS Certificate                             ($116.46)
                                                         ---------------
      Net Balance                                                  $0.00
                                                         ===============




 Beginning Aggregate Agency MBS Balance :          $100,001,006.61
 Ending Aggregate Agency MBS Balance :               $7,243,465.20


  Aggregate Cash Flow Value Decline:                   $314,155.94
                                                   ---------------
  *Aggregate Amount of Principal Distributable:        $314,155.94



  Principal Allocation:


  Aggregate Amount of Principal
  Distributable to Classes 1-D and 1-I:


  Class 1-E:               2.61274067%
  Class 1-I:               0.41253947%

  Aggregate Amount of Principal
  Distributable to Classes 1-G,1-H and 1-R :

  Class 1-R:               0.00000000%





  THE FIRST NATIONAL BANK OF CHICAGO,
  as Trustee
  Corporate Trust Division
  Suite 0126
  One First National Plaza
  Chicago, Illinois  60670
  (312)407-4660


